The Royce Fund
Supplement to the Prospectus
dated May 1, 2011
Royce Discovery Fund

Although Royce Discovery Fund normally focuses on the securities of U.S. companies, effective December 6, 2011, it may invest up to 25% (increased from 10%) of its net assets in foreign securities.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

December 6, 2011